SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported:  December 10, 2003

PAULA FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	0-23181	95-4640638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer identification number)

PAULA FINANCIAL
87 E. Green Street, Suite 206
Pasadena, CA 91105

(Address of principal executive offices)

(626) 844-7500

(Registrant’s telephone number, including area code)

Item 9.                     Regulation FD Disclosure

The information included in this section is being furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 and 34-37583.

On December 10, 2003, PAULA Financial issued a press release announcing its debt refinancing and operating results for the third quarter of 2003.  The text of the release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2003	PAULA FINANCIAL

	By:	/s/ Deborah S. Maddocks
Vice President - Finance